SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: November 26, 2003
                        ---------------------------------
                        (Date of earliest event reported)

                            NAPOLI ENTERPRISES, INC.
                            ------------------------
                            (A Colorado Corporation)
             (Exact name of registrant as specified in its chapter)

   Colorado                         7389                          912015608
   --------                         ----                          ---------
(State or other               (Primary Standard                 (IRS Employer
jurisdiction of              Classification Code             Identification No.)
incorporation)                     Number)


                            35, Vlaicu Pircalab str.
                          Chisinau, Republic of Moldova
                          -----------------------------
                    (Address of principal executive offices)

                                 (386) 409-0200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                          Suite 566 - 1027 Davie Street
                          Vancouver, BC Canada V6E 4L2
                          ----------------------------
             (Former name or address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

Napoli Enterprises, Inc., is hereby releasing condensed pro forma financials for the seven months up to September 30, 2003 as well as the unaudited financials for its subsidiary Lion Gri for the nine months up to September 30, 2003.


































/s/ Greg Sonic
---------------
Greg Sonic
CEO, CFO, President & Secretary
Chairman & Director
November 24, 2003

                   CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                            NAPOLI ENTERPRISES, INC.
                               SEPTEMBER 30, 2003

                            NAPOLI ENTERPRISES, INC.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                         Pages
                                                                         -----

Unaudited Pro Forma Condensed Combined Financial Information             F-1

Unaudited Pro Forma Condensed Combined Balance Sheet
September 30, 2003                                                       F-2

Unaudited Pro Forma Condensed Combined Statement of Operations
For the seven months ending September 30, 2003                           F-3

Unaudited Pro Forma Condensed Combined Statement of Operations
For the year ending February 28, 2003                                    F-4

Notes to the Condensed Combined Financial Statements                     F-5

                            Napoli Enterprises, Inc.



          Unaudited Pro Forma Condensed Combined Financial Information
          ------------------------------------------------------------

The following unaudited pro forma condensed combined financial information has been prepared to demonstrate the acquisition of all issued and outstanding shares of Lion-Gri S.R.L. (LG) on October 29, 2003 by Napoli Enterprises, Inc.(NPLE). The pro forma condensed combined financial information is based on the following:

     1. The unaudited historical financial statements as of September 30, 2003 and for the seven months then ended;

     2. The audited historical consolidated financial statements for the year ended February 28, 2003;

     3. The LG audited historical financial statements as of December 31, 2002 and for the nine months ended September 30, 2003;

     4.   Pro forma adjustments as described in the accompanying notes.

The pro forma condensed combined balance sheet as of September 30, 2003 and the pro forma condensed combined statements of operations for the year ended February 28, 2003 and the seven months ending September 30, 2002 gives effect to the acquisition of LG as if it occurred by purchase as of March 1, 2002.

Related pro forma adjustments are described in the accompanying notes. The unaudited pro forma condensed combined financial information is based upon available information, which has been used solely for the purposes of developing such unaudited pro forma financial information. The unaudited pro forma condensed combined financial information does not purport to represent what the results of operations or financial condition would have been had the acquisition of LG occurred as of the pro forma dates specified above, or to project the results of operations or financial condition for any future period or date.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical financial statements and notes.

                            Napoli Enterprises, Inc.


              Unaudited Pro Forma Condensed Combined Balance Sheet
                               September 30, 2003
              ----------------------------------------------------


                                                                                          Pro Forma           Pro Forma
                                                     NPLE                 LG             Adjustments           Combined
                                               ----------------    ----------------    ----------------    ----------------
ASSETS
    Current Assets:
      Cash                                     $           41      $      190,545      $                   $      190,586
      Accounts Receivable                                  --             829,958                                 829,958
      Inventories                                          --           5,787,352                               5,787,352
      Other current assets                                 --           2,167,283                               2,167,283
                                               ----------------    ----------------                        ----------------
                                                           41           8,975,138                               8,975,179

Fixed assets                                               --           5,896,231                               5,896,231
Other assets                                        2,849,313             303,567          (2,849,313)            303,567
                                               ----------------    ----------------                        ----------------

Total assets                                   $    2,849,354      $   15,174,936      $   (2,849,313)     $   15,174,977
                                               ================    ================    ================    ================

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
    Current liabilities                        $       40,925      $    9,137,192      $                   $    9,178,117

Long-term debt                                             --             860,097                                 860,097
Minority interest                                          --              89,907                                  89,907
                                               ----------------    ----------------                        ----------------

Total liabilities                                      40,925          10,087,196                              10,128,121

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY

Common stock/Members Equity                            42,000                  --                                  42,000
Additional paid-in capital                          8,055,887                  --          (7,919,896)            135,991
Accumulated deficit                                (5,289,458)          5,087,740           5,070,583           4,868,865
                                               ----------------    ----------------                        ----------------

Total stockholders' equity                          2,808,429           5,087,740                               5,046,856
                                               ----------------    ----------------    ----------------    ----------------

Total liabilities and stockholders' equity     $    2,849,354      $   15,174,936      $   (2,849,313)     $   15,174,977
                                               ================    ================    ================    ================

                            Napoli Enterprises, Inc.


         Unaudited Pro Forma Condensed Combined Statement of Operations
                 For the seven months ending September 30, 2003
         --------------------------------------------------------------


                                                                             Pro Forma           Pro Forma
                                        NPLE                 LG             Adjustments           Combined
                                  ----------------    ----------------    ----------------    ----------------

Sales                             $           --      $    6,480,350      $                   $    6,480,350
Cost of sales                                 --           4,885,625                               4,885,625
                                  ----------------    ----------------                        ----------------
Gross profit                                  --           1,594,725                               1,594,725

Operating expenses                       194,480           1,102,572                               1,297,052

Income (loss) from operations           (194,480)            492,153                                 297,673

Other expenses                               948              66,103                                  67,051

Net Income (loss)                 $     (195,428)            426,050                                 230,622
                                  ================    ================    ================    ================

Income (loss) per share           $          nil      $           na      $                   $          nil
                                  ================    ================    ================    ================

Weighted average number of
     shares outstanding               42,000,000                                                  42,000,000
                                  ================    ================    ================    ================

                            Napoli Enterprises, Inc.


         Unaudited Pro Forma Condensed Combined Statement of Operations
                      For the year ending February 28, 2003
         --------------------------------------------------------------


                                                                             Pro Forma           Pro Forma
                                        NPLE                 LG             Adjustments           Combined
                                  ----------------    ----------------    ----------------    ----------------

Sales                             $           --      $   10,522,978      $                   $   10,522,978
Cost of sales                                 --           7,648,678                               7,648,678
                                  ----------------    ----------------                        ----------------
Gross profit                                  --           2,874,300                               2,874,300

Operating expenses                        47,882           1,790,743                               1,838,625

Income (loss) from operations            (47,882)          1,083,557                               1,035,675

Other expenses                           241,081             186,039                                 427,120

Net Income (loss)                 $     (288,963)            897,518                                 608,555
                                  ================    ================    ================    ================

Income (loss) per share           $          nil      $           Na      $                    $         .01
                                  ================    ================    ================    ================

Weighted average number of
     shares outstanding                42,000,000                                                 42,000,000
                                  ================    ================    ================    ================

                            Napoli Enterprises, Inc.


              Notes to the Condensed Combined Financial Statements
              ----------------------------------------------------


Note 1 - Basis of Presentation
------------------------------

Napoli Enterprises, Inc. (the Company) entered into an agreement with Lion-Gri S.R.L. (LG), whereby the Company acquired 100% of LG. As consideration for LG, the Company issued 34,474,451 shares of common stock. The transaction was completed October 29, 2003.

For purposes of theses pro-forma financial statements, the acquisition of LG has been recorded as a reverse acquisition, which is a capital transaction and not a business combination. Accordingly, no adjustments have been made for the fair value of the assets acquired and the capital structure of the combined company has been adjusted to reflect the capital structure of the acquired company.


Note 2 - Pro Forma Adjustments
------------------------------

The following adjustments were made in preparation of these statements:

(a)  Adjustment to reflect acquisition as if it had occurred on March 1, 2002.

                        CONSOLIDATED FINANCIAL STATEMENTS

                         LION-GRI S.R.L. AND SUBSIDIARY




                       THE PERIOD ENDED SEPTEMBER 30, 2003

                         LION-GRI S.R.L. AND SUBSIDIARY






                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS










                                                                         Pages
                                                                         -----


Consolidated Balance Sheet                                                F-8

Consolidated Statements of Operations and Comprehensive Income            F-9

Consolidated Statements of Cash
Flows                                                                    F-10

                                  LION-GRI SRL
                          (A LIMITED LIABILITY COMPANY)
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2003
                             (UNITED STATES DOLLARS)
                                   (UNAUDITED)

                                             September 30,        December 31,
                                                  2003                2002
                                            ----------------    ----------------

                                     ASSETS
                                     ------

CURRENT ASSETS
Cash and bank balances                             190,545              97,708
Trade receivables                                  829,958             954,062
Inventories                                      5,787,352           4,141,639
Advances to suppliers                            2,016,379             987,453
Other current assets                               150,904              45,886
                                            ----------------    ----------------

TOTAL CURRENT ASSETS                             8,975,138           6,226,748
NOTE RECEIVABLE - RELATED PARTY                    139,707             185,582
EQUITY INVESTMENTS                                  98,251              93,730
FIXED ASSETS, NET                                5,896,231           3,457,027
OTHER ASSETS                                        65,609              58,727
                                            ----------------    ----------------

TOTAL ASSETS                                    15,174,936          10,021,814
                                            ================    ================

                         LIABILITIES AND MEMBERS' EQUITY
                         -------------------------------

CURRENT LIABILITIES
Current portion of long-term debt                  472,479             391,293
Short-term bank loans                              936,782             449,487
Related party loans                                886,253           2,536,423
Other short-term loans                             938,080              41,920
Short-term advances from customers               1,405,611             244,668
Trade accounts payables                          4,272,989           3,274,980
Related party payables                              27,098             194,295
Accrued liabilities                                197,900              67,076
                                            ----------------    ----------------
TOTAL CURRENT LIABILITIES                        9,137,192           7,200,142
LONG-TERM LIABILITIES
Long-term debt                                     860,097             139,631
                                            ----------------    ----------------
TOTAL LIABILITIES                                9,997,289           7,339,773
MINORITY INTEREST                                   89,907              94,269
MEMBERS' EQUITY                                  5,087,740           2,587,772
                                            ----------------    ----------------
TOTAL LIABILITIES AND MEMBERS' EQUITY           15,174,936          10,021,814
                                            ================    ================

                                  LION-GRI SRL
                          (A LIMITED LIABILITY COMPANY)
                    CONSOLIDATED STATEMENTS OF OPERATIONS AND
                              COMPREHENSIVE INCOME
                             (UNITED STATES DOLLARS)
                                   (UNAUDITED)






                                                 Period Ended September 30
                                                  2003                2002
                                            ----------------    ----------------

SALES                                            8,331,879           7,786,716
COST OF SALES                                    6,281,518           5,505,827
                                            ----------------    ----------------
GROSS PROFIT                                     2,050,361           2,280,889
SELLING AND MARKETING EXPENSES                     764,533             754,275
GENERAL AND ADMINISTRATIVE EXPENSES                333,413             286,706
OTHER OPERATIONAL EXPENSES                         319,646             143,207
                                            ----------------    ----------------
INCOME FROM OPERATIONS                             632,769           1,096,701
MINORITY INTEREST                                  (7,174)                 556
OTHER INCOME (LOSS)
Net gain on sale of fixed assets                   (17,132)             (3,840)
Interest expense                                   (75,032)            (32,390)
                                            ----------------    ----------------
INCOME BEFORE TAX PROVISION                        547,779           1,059,915
PROVISION FOR INCOME TAXES                               -                   -
                                            ----------------    ----------------
NET INCOME                                         547,779           1,059,915
OTHER COMPREHENSIVE INCOME (LOSS)
 Foreign currency translation                      196,124             (35,631)
                                            ----------------    ----------------
comprehensive INCOME (LOSS)                        743,903           1,024,284
                                            ================    ================

                                  LION-GRI SRL
                          (A LIMITED LIABILITY COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (UNITED STATES DOLLARS)
                                   (UNAUDITED)


                                                                                Period, Ended
                                                                                 September 30
                                                                           2003                2002
                                                                     ----------------    ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                  547,779           1,059,915
Adjustments to reconcile net income to net cash provided by
operating activities:
     -  Depreciation and amortization                                       188,784             206,388
     -  (Gain) loss on disposition of fixed assets, net                     (17,132)              3,841
     -  Minority interest expense                                             7,174                (556)
Changes in operating assets and liabilities:
     -  Increase in trade receivables                                       151,030             114,750
     -  Increase in inventories                                          (1,399,181)         (1,418,747)
     -  (Increase) decrease in advances to suppliers                       (932,368)         (1,104,920)
     -  (Increase) decrease in other current and noncurrent assets          (97,136)           (264,958)
     -  Increase (decrease) in advances from customers                    1,083,247           2,284,035
     -  Increase in accounts payable and accrued liabilities                777,460             448,179
Net cash provided by operating activities                                   309,657           1,327,927
CASH FLOWS FROM INVESTING ACTIVITIES
     -  Capital expenditures                                             (2,113,962)           (935,495)
     -  Purchase of intangibles                                              (4,387)             (5,470)
     -  Purchase of note receivable-related parties                        (103,202)           (139,803)
     -  Payments received on other note receivables                         153,024                   -
     -  Purchase of long-term investments                                      (885)           (156,936)
Cash used by investing activities                                        (2,069,412)         (1,237,704)
CASH FLOWS FROM FINANCING ACTIVITIES
     -  Capital contributions                                             1,463,766                   -
     -  Proceeds from long-term debt                                        867,833              80,493
     -  Proceeds from short-term loans                                    1,607,729             797,444
     -  Proceeds from loans                                               1,745,261                   -
     -  Payments on loans                                                (2,600,478)            (26,315)
     -  Principal payments on long-term debt                                (19,085)           (199,126)
     -  Principal payments on short-term loans                           (1,221,435)           (727,831)
Cash provided by financing activities                                     1,843,591             (75,335)
Effect of exchange rate changes on cash                                       9,001             (33,164)
NET INCREASE (DECREASE) IN CASH                                              92,837             (18,276)
Cash and cash equivalents, at beginning of period                            97,708              36,682
Cash and cash equivalents, at end of period                                 190,545              18,406
Supplementary disclosures of cash flow information:
     -  Interest paid                                                       190,917              77,280
     -  Taxes paid                                                           89,880              76,584